Accrued Expenses - Schedule of Accrued Expenses (Detail) - USD ($) $ in Thousands	Sep. 30, 2019	Dec. 31, 2018	Dec. 31, 2017
Payables and Accruals [Abstract]
Accrued clinical expenses	$ 973	$ 519	$ 39
Accrued compensation	1,604	1,433	1,019
Accrued professional and consulting services	662	182	317
Accrued property and equipment		202
Accrued lab supplies	78	80	70
Other	93	72	47
Total accrued expenses	$ 3,410	$ 2,488	$ 1,492